Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5

Dated as of January 30, 2014

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 22, 2011

THIS AMENDMENT NO. 5 (“Amendment”) is made as of January 30, 2014 by and among (i) YRC Worldwide Inc. (the “Borrower”), (ii) the financial institutions listed on the signature pages hereof and (iii) JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of July 22, 2011 by and among the Borrower, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to an amendment to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to such amendment on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions therein in the appropriate alphabetical order as follows:

“December 2013 Exchange Agreements” shall mean each of the exchange agreements dated as of December 22, 2013, as amended, restated, modified, waived, supplemented or consented to, by and among the Borrower and certain of the holders of the Series B Senior Secured Notes due 2015 that are party thereto; provided that any such amendments, waivers, supplements or consents after January 28, 2014 shall not be materially adverse to the interests of the Lenders in their capacities as such.

“December 2013 Registration Rights Agreement” shall mean the Registration Rights Agreement dated as of December 22, 2013, as amended, restated modified, waived, supplemented or consented to, by and among the Borrower and each of the purchasers signatory thereto; provided that any such amendments, waivers, supplements or consents after January 28, 2014 shall not be materially adverse to the interests of the Lenders in their capacities as such.

“December 2013 Stock Purchase Agreements” shall mean each of stock purchase agreements dated as of December 22, 2013, as amended, restated, modified, waived, supplemented or consented to, by and among the Borrower and each of the purchasers party thereto; provided that any such amendments, waivers, supplements or consents after January 28, 2014 shall not be materially adverse to the interests of the Lenders in their capacities as such.

(b) Clause (c)(v) of the definition of “Prepayment Event” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “(v) common stock or other Equity Interests, solely to the extent that the Net Cash Proceeds of which are used to repay Indebtedness under the 6% Convertible Senior Notes or common stock or other Equity Interests issued pursuant to the December 2013 Stock Purchase Agreements.”

(c) Section 6.10 of the Credit Agreement is hereby amended by replacing the “and” at the end of clause (e) with “,”, adding at the end of clause (f) prior to the “.” the following: “and (g) any cash settlement of fractional shares in connection with the transactions under, or as contemplated by, the December 2013 Exchange Agreements”.

(d) Section 6.16 of the Credit Agreement is hereby amended by deleting the “or” at the end of clause (e) thereof, replacing the “.” at the end of clause (f) with “;”, and adding new clauses (g), (h) and (i) as follows:

“(g) payments, redemptions, defeasances or discharges of Indebtedness under the 10% Restructuring Convertible Senior Notes and the 10% New Convertible Senior Notes in connection with the transactions under, or as contemplated by, the December 2013 Exchange Agreements;

(h) payments, redemptions, defeasances or discharges of Indebtedness under the 10% Restructuring Convertible Senior Notes and 10% New Convertible Senior Notes upon and after closing of the transactions under the December 2013 Stock Purchase Agreements; provided, however, in no event shall the Company pay, redeem, defease or discharge any of the Series B Notes (as defined in the Stock Purchase Agreements) after consummation of the transactions under or as contemplated by the December 2013 Stock Purchase Agreements other than (i) with the cash proceeds of an issuance of Equity Interests, (ii) in exchange for Equity Interests or (iii) to the extent the Series B Notes are converted into Equity Interests; and

(i) payments or redemptions in respect of audit adjustments related to deferred amounts that constitute Indebtedness in an amount not to exceed $5,000,000 in the aggregate.”

(e) Article VII(t) of the Credit Agreement is hereby amended by adding thereto, immediately after the word “restructured”, the following: “defeased, an amount sufficient to repay in full has been deposited with the trustee thereunder”.

(f) Article VII(t) of the Credit Agreement is hereby further amended by changing the reference to “February 1, 2014” contained therein to “February 13, 2014”.

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(g) Article VII(u) of the Credit Agreement is hereby amended by changing each reference to “January 31, 2014” to “February 13, 2014” and the reference to “February 1, 2014” to “February 14, 2014”.

2. Waiver and Consent. Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, the Required Lenders hereby consent to the transactions under or contemplated by the December 2013 Exchange Agreements, the December 2013 Registration Rights Agreement and the December 2013 Stock Purchase Agreements, including any discharge, defeasance, redemption, prepayment or conversion of the 10% Restructuring Convertible Senior Notes and 10% New Convertible Senior Notes, and the execution, delivery and performance of the transactions under or contemplated by the December 2013 Exchange Agreements, the Registration Rights Agreement and the December 2013 Stock Purchase Agreements shall not constitute an Event of Default under the Credit Agreement, including any discharge, defeasance, redemption, prepayment or conversion of the 10% Restructuring Convertible Senior Notes and 10% New Convertible Senior Notes. In addition, the Required Lenders hereby waive the requirement to make a mandatory prepayment with the Net Cash Proceeds received from the Equity Interests issued pursuant to the December 2013 Stock Purchase Agreements. For the avoidance of doubt, the waiver and consent contemplated by this Section 2 is solely with respect to the matters set forth in this Section 2 and shall not be deemed an amendment to any noncompliance with, or a waiver of, any other covenant or condition in the Credit Agreement or any other Loan Document or any Default or Event of Default, except as expressly provided in this Section 2.

3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions precedent: (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors; (b) the Borrower shall have paid all fees and expenses of the Administrative Agent, Credit Suisse Securities (USA) LLC, in its capacity as sole lead arranger for the Amendment (the “Arranger”), and their respective Affiliates (including, without limitation, all previously invoiced, reasonable, out-of-pocket expenses of the Administrative Agent and the Arranger (including, to the extent invoiced, reasonable attorneys’ fees and expenses), in each case to the extent reimbursable under the terms of, in the case of the Administrative Agent, the Credit Agreement, and in the case of the Arranger, that certain engagement letter dated as of October 24, 2013 between the Borrower and the Arranger) in connection with this Amendment and the other Loan Documents; and (c) the Administrative Agent shall have received for the account of each Lender which delivers its executed signature page hereto by 5:00 p.m. (New York City time) on January 30, 2014 (or such later time as the Administrative Agent and the Borrower shall agree), an amendment fee equal to 0.10% of such Lender’s unused US Tranche Revolving Commitment, US Tranche LC Exposure and the amount of such Lender’s outstanding Term Loans.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows as of the effective date of this Amendment:

(a) This Amendment and the Credit Agreement (as amended hereby), as applicable, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower

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set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment and the services of the Arranger in connection therewith, to the extent permitted by applicable law, the Borrower, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, the Arranger and, in the case of each of the foregoing, each of its members, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrower or the other Loan Parties, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Borrower

By:
Name:
Title:

Signature Page to Amendment No. 5

YRC Worldwide Inc.

Amended and Restated Credit Agreement dated as of July 22, 2011

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 5

YRC Worldwide Inc.

Amended and Restated Credit Agreement dated as of July 22, 2011

[LENDER – PLEASE INSERT FULL LEGAL NAME IN CAPS AND DELETE BRACKETS PRIOR TO EXECUTION], as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 5

YRC Worldwide Inc.

Amended and Restated Credit Agreement dated as of July 22, 2011

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 5 to the Amended and Restated Credit Agreement dated as of July 22, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among YRC Worldwide Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 5 is dated as of January 30, 2014 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guarantee Agreement, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such Subsidiary Guarantee Agreement, the Security Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: January 30, 2014

[Signature Pages Follows]

EXPRESS LANE SERVICE, INC.

By:
Name:
Title:

NEW PENN MOTOR EXPRESS, INC.

By:
Name:
Title:

ROADWAY EXPRESS INTERNATIONAL, INC.

By:
Name:
Title:

ROADWAY LLC

By:
Name:
Title:

ROADWAY NEXT DAY CORPORATION

By:
Name:
Title:

ROADWAY REVERSE LOGISTICS, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 5

YRC Worldwide Inc.

Amended and Restated Credit Agreement dated as of July 22, 2011

USF BESTWAY INC.

By:
Name:
Title:

USF DUGAN INC.

By:
Name:
Title:

USF GLEN MOORE INC.

By:
Name:
Title:

USF HOLLAND INC.

By:
Name:
Title:

USF REDSTAR LLC

By:
Name:
Title:

USF REDDAWAY INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 5

YRC Worldwide Inc.

Amended and Restated Credit Agreement dated as of July 22, 2011

YRC ASSOCIATION SOLUTIONS, INC.

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

YRC INTERNATIONAL INVESTMENTS, INC.

By:
Name:
Title:

YRC LOGISTICS SERVICES, INC.

By:
Name:
Title:

YRC MORTGAGES, LLC

By:
Name:
Title:

YRC ENTERPRISE SERVICES, INC.

By:
Name:
Title:

YRC REGIONAL TRANSPORTATION, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 5

YRC Worldwide Inc.

Amended and Restated Credit Agreement dated as of July 22, 2011